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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2001

PROTECTIVE LIFE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12332 (Commission File Number)	95-2492236 (IRS Employer Identification No.)
2801 Highway 280 South, Birmingham, Alabama (Address of principal executive offices)		35223 (zip code)

(205) 879-9230
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Item 9.  Regulation FD Disclosure.

    On May 7, 2001, Registrant issued a press release with respect to certain presentations to be given by the Company's Chairman of the Board and Chief Executive Officer.

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROTECTIVE LIFE CORPORATION
By:	/s/ JERRY W. DEFOOR Jerry W. DeFoor Vice President and Controller

Dated: May 8, 2001

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Exhibit Index

Exhibit Number	Description	Page Number
99.4	Press Release Dated May 8, 2001

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SIGNATURES
Exhibit Index